Exhibit 10.19

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CONTAINER MANAGEMENT SERVICES AGREEMENT

(REVISED)

THIS AGREEMENT is made the 1st day of September 1990 between ISAM K. KABBANI, an individual (the “Owner”) and TEXTAINER EQUIPMENT MANAGEMENT N.V., a company incorporated under the laws of the Netherlands Antilles (the “Manager”).

WHEREAS, Owner is currently purchasing through Manager as agent, **** 40’ x 8’ x 8’ 6” steel dry freight marine cargo containers having an Invoice Price of up to **** (the “Equipment”) from Hyundai Precision and Ind., Co., Ltd. or its affiliates (“HYUNDAI”);

WHEREAS, Owner wishes to enter into a contract with the Manager whereby Manager will provide for the management of the Equipment within a pool of equipment of similar age and specification to the Equipment;

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS.

In this Agreement:

1.1 “Acquisition Fee” refers to the fee of ****.

1.2 “Affiliate” means, when used with reference to a specified Person (i) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person; or (ii) any Person that is an executive officer of partner in, or serves in a similar capacity to, the specified Person or of which the specified Person is an executive officer or partner or with respect to which the specified Person serves in a similar capacity; or (iii) any Person or entity owning or controlling ten percent (10%) or more of the outstanding voting securities of such other entity.

1.3 “Available Days” means the number of days in a given period that any Equipment is managed by Manager.

1.4 “CEU” or “Cost-equivalent Unit” shall mean a unit of measurement based on the value of a container relative to the cost of a twenty-foot standard dry cargo container. The CEU value for various container types shall be as defined in Schedule 1 to this Agreement.

1.5 “CEU Available Days” means the Available Days for any Equipment type, multiplied by the CEU value of such Equipment type.

1.6 the “Equipment” means the forty-foot (40’) dry freight marine cargo containers referred to in the first recital hereto and set out in the Subscription Agreement.

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1.7 “G. & A. Expenses” means all general and administrative expenses including the following overhead expenses of the Manager: salaries, wages and salary related costs incurred with respect to the Manager’s employees; rent; utilities; communications; depreciation of equipment owned by the Manager; office supplies and equipment; advertising expenses; temporary help; and recruiting fees.

1.8 “Gross Investment” means the sum of: (i) the aggregate Invoice Price of all of the Equipment; and (ii) Manager’s Acquisition Fee.

1.9 “Owner’s Gross Revenue” equals the Pooled Gross Revenue for each accounting period multiplied by the ratio of CEU Available Days for the Equipment to the CEU Available Days for all Pool A Equipment during such accounting period.

1.10 “Invoice Price” means, for any unit of Equipment, the manufacturer’s actual invoice price of such unit, including the cost of painting, positioning, cost of certification, and all other costs or expenses associated with taking title and placing into service the containers, but excluding the Acquisition Fee of Manager.

1.11 “Lease” means a lease for the Equipment entered into with a User.

1.12 the “Manager” includes, unless the context otherwise requires or the contrary is expressly stated, any Affiliate of the Manager to which the Manager has delegated in whole or in part any of its duties or obligations hereunder.

1.13 Net Operating Income (“N.O.I.”) means for any accounting period, the Owner’s Gross Revenues for said period less the amount of Owner’s Operating Expenses for such accounting period.

1.14 “Owner’s Operating Expenses” equals the Pooled Operating Expenses for each accounting period multiplied by the ratio of CEU Available Days for the Equipment to the CEU Available Days for all Pool A Equipment during such accounting period.

1.15 the “Owner” includes a personal representative, trustee in bankruptcy, receiver, manager, liquidator and any other person as may be entitled or bound to administer the affairs of the Owner.

1.16 “Person” means an individual, partnership, joint venture, corporation, trust, estate or other entity.

1.17 “Pool A” means a group of maritime containers that: (i) are under management by Manager; (ii) are first managed by Manager no later than 24 months after they were first manufactured; and (iii) are of a type comprising twenty- and forty-foot standard and high-cube dry freight containers. Such Pool shall close no later than December 1995, except with the written approval of the Owners of a minimum of two-thirds of the Equipment in Pool A.

1.18 “Pool A Equipment” means the marine cargo containers managed in Pool A.

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1.19 “Pooled Gross Revenue” means all income generated by the Pool A Equipment (unreduced by any expenses or costs) derived from the ownership, use and/or operation of the Pool A Equipment, including, but not limited to, per-diem, handling, location and other rental-related charges arising from leasing of the Pool A Equipment, but shall not include any proceeds from sale of the Pool A Equipment and any proceeds from insurance on the Pool A Equipment payable as a result of loss or destruction of, or damage caused by, the Pool A Equipment.

1.20 “Pooled Operating Expenses” means all expenses and costs incurred in connection with the ownership, arrangement, use and/or operation of the Pool A Equipment, including, but not limited to agency costs and expenses; depot fees, handling, and storage costs and expenses; maintenance; repairs; repositioning; bankruptcy recovery; bad debts; marking the Pool A Equipment; auditing fees; legal fees incurred in connection with enforcing rights under the Leases (or any of them) or repossessing the Pool A Equipment; insurance; charges, assessments or levies imposed upon or against the Pool A Equipment of whatever kind or nature; and ad valorem, gross receipts and other property taxes which are levied against the Pool A Equipment.

1.21 “Preferred Owner Return” means ****.

1.22 “Subscription Agreement” means the agreement between Owner and Manager, of even date herewith, pursuant to which Owner agreed to purchase the Equipment and to have it managed pursuant to this Agreement.

1.23 “US $” means the lawful currency of the United States of America.

1.24 “User” means an ocean going shipping company or other person to whom the Equipment is leased.

2.	APPOINTMENT.

The Owner hereby engages the Manager to provide and the Manager undertakes to provide to the Owner management services in respect of the Equipment commencing with the Manager’s Acceptance Date for each unit of Equipment as set forth on the Schedule 2 hereto upon the terms and conditions hereinafter provided.

3.	DUTIES OF MANAGER.

3.1 The Manager shall in the name of the Manager but on behalf of the Owner manage and administer the Equipment and arrange the leasing of the Equipment. Without prejudice to the generality of the foregoing the Manager shall carry out the following duties with reasonable care:

(i) seek Users and, as agent for the Owner, enter into Leases as lessor in the name of the Manager;

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(ii) carry out on behalf of the Owner the obligations of the lessors under the Leases;

(iii) administer the Leases including by the exercise of all rights of the Lessor under the Leases and the invoicing and collection of all rental and other payments due from Users under the Leases;

(iv) pay on behalf of the Owner all Operating Expenses of the Owner;

(v) take any steps necessary to ensure compliance by Users with the terms of their Leases;

(vi) log interchanges of the Equipment including the return and issue of Equipment from depots;

(vii) inspect, repair, maintain, service and store the Equipment to the extent necessary in connection with or for the purposes of this Agreement or to enable the Owner to comply with all its relevant obligations under the leases;

(viii) sell Equipment not subject to a Lease which has reached the end of its economic life or has been damaged to the extent that any necessary repairs to bring it into good serviceable condition are too costly to be reasonably recovered during the remaining life of the Equipment in accordance with Manager’s sell/repair decision malting procedures that are from time to time in effect; and

(ix) sell Equipment not subject to a Lease from time to time in accordance with Owner’s written instructions. Owner hereby gives Manager and the Affiliates of Manager the first option to buy such Equipment at the then fair market value.

The Manager shall have an absolute discretion as to the manner of performance of its duties under this Agreement. Without prejudice to the generality of the foregoing discretion or of Clause 16 any duty of the Manager under this Agreement may, in the absolute discretion of the Manager, be performed by any Affiliate of the Manager and any such Affiliate may, but without limitation, enter into Leases as lessor in its own name.

3.2 In exercising the discretion accorded under Clause 3.1 above, the Manager shall as between different owners whose containers are under its management make all decisions according to the availability of containers or otherwise in accordance with reasonable business practice and not by reference to the identity of the owner.

4.	LEASES.

The Manager shall decide the identity of each User, the period of the Lease, the rental or other sums payable thereunder and, provided that the same is in accordance with this Agreement, the form and content of the Lease.

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5.	POOLING.

The Owner confers on the Manager the right to include the Equipment in Pool A and to allocate Pooled Gross Revenue and Pooled Operating Expenses among all owners of equipment in Pool A. Such allocation shall be calculated using the ratio of the number of CEU Available Days for each owners’ equipment in Pool A to the CEU Available Days for all Pool A Equipment.

6.	AUTHORITIES; APPROVED CERTIFICATES.

The Owner confers on the Manager all such authorities and grants all such consents as the Manager requires for the performance of its duties under the Agreement and will at the request of the Manager confirm any such authorities and consents to any third parties or execute such other document and do such other things as the Manager may reasonably request for the purpose of giving full effect to the Agreement and enabling the Manager to carry out its duties hereunder in the most efficient mariner.

7.	REMUNERATION.

7.1 In consideration of the Manager providing services hereunder, each month the Owner shall pay to the Manager as remuneration:

(i) ****. The Base Fee shall be payable to the Manager in cash on the same day on which the Manager renders an invoice or invoices to Owner pursuant to Clause 8.1 of this Agreement and may be deducted from any sums payable by Manager to Owner.

(ii) ****. Such fees shall be payable to the Manager in cash on the same day on which Manager renders an invoice or invoices to Owner pursuant to Clause 8.1 of this Agreement and may be deducted from any sums payable by Manager to Owner.

7.2 The Manager shall use all reasonable lawful means to avoid any value added tax, sales taxes and other similar taxes being or becoming payable by the Owner or the Manager on any of the transactions contemplated herein. However, all sums payable hereunder shall be deemed to be exclusive of any applicable value added tax or similar tax which shall be payable in addition to the remuneration or fee hereinbefore referred to.

7.3 All sums payable hereunder shall be paid in United States dollars.

7.4 Each party shall (without prejudice to any other remedy available to such party and whether before or after judgment) be entitled to charge interest on overdue accounts (other than overdue accounts with respect to the first three months after the effective date of this Agreement) for each day interest is due hereunder at **** for each such day then being in force of Wells Fargo Bank, National Association, San Francisco, California.

8.	FINANCIAL ARRANGEMENTS.

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8.1 The Manager shall within a period of thirty (30) days of the last day of each quarter render to the Owner an invoice or several invoices (as the case may require) in respect of services rendered to the Owner and disbursements made and expenses incurred on behalf of the Owner by the Manager during each quarter and shall render to the Owner with such invoice all sums received by the Manager on behalf of the Owner in connection with the matters referred to in this Agreement less, in accordance with the provisions of Clause 7.1, 7.4, 9.1, 9.2, 9.3 and 13.1 any sums payable by the Owner to the Manager in consideration of the services rendered and disbursements made and expenses incurred by the Manager hereunder.

8.2 The Manager shall be entitled to deduct from any sum payable by it hereunder to the Owner any and all amounts required by law to be deducted or withheld for or on account of any present or future taxes, levies, duties, charges, fees, penalties, deductions or withholdings assessable or chargeable against the Owner, the Equipment or arising as a result of the operation and/or management of the Equipment in any and all competent jurisdictions.

8.3 The Manager shall by the 30th of April each year during the continuance of this Agreement provide to the Owner a financial report concerning the Equipment the subject of this Agreement and any costs and/or expenses arising in connection therewith for the year ended on the preceding 31st of December and arrange for its auditors if so requested by the Owner, at the expense of the Owner, to certify within a reasonable time thereafter to the Owner that such report is in accordance with the books and records of the Manager relating to the Equipment concerned and in accordance with generally accepted accounting principles consistently applied.

8.4 The Manager shall (subject to the Owner giving to the Manager not less than thirty (30) days prior written notice) permit the Owner or any agent of the Owner engaged for the purpose to have access to such relevant books and records at such reasonable time(s) during normal office hours as shall previously have been arranged between the parties and shall permit the Owner or such agent to review and examine such books and records and to take extracts from and make copies of any directly relevant entries therein.

9.	COSTS AND EXPENSES.

9.1 The Owner shall indemnify the Manager against all liabilities claims costs and demands incurred or made against the Manager by any third party arising directly or indirectly (whether wholly or in part) out of the state, condition, operation, use, storage, possession, repair, maintenance or transportation of the Equipment to the extent that such claim does not arise from failure by the Manager to carry out its obligations with reasonable care and skill.

9.2 ****. Without prejudice to Clause 11 the Manager may (in its absolute discretion) at any time and from time to time effect insurance in respect of any matters in respect of which the Manager considers it necessary or prudent to effect insurance and shall be entitled to reimburse itself against the cost of such insurance in accordance with sub-clause 9.3 below.

9.3 The Owner shall indemnify and reimburse the Manager against all costs, disbursements and expenses incurred by the Manager in performing its duties and carrying out

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its obligations under this Agreement (other than G. & A. Expenses). The Manager may (at its option but without prejudice to the foregoing provisions of this sub-clause 93) charge or reimburse itself against such costs, disbursements and expenses from any sum held by the Manager to the credit of the Owner.

10.	WARRANTY AND LIABILITY.

THE MANAGER WARRANTS THAT SUBJECT TO ALL CONDITIONS WARRANTIES AND REPRESENTATIONS EXPRESSED OR IMPLIED BY STATUTE COMMON LAW OR OTHERWISE IT WILL CARRY OUT ITS SERVICES WITH REASONABLE CARE AND SKILL. THE MANAGER SHALL HAVE NO LIABILITY TO THE OWNER FOR ANY INDIRECT OR CONSEQUENTIAL LOSS EXCEPT WITH RESPECT TO INTENTIONAL MISCONDUCT OR FRAUD.

11.	INSURANCE.

11.1 (i) The Manager shall require that all the Users and independent container depots insure the Equipment against all normally insurable risks (including container loss, damage and recovery cost) while the Equipment is under the control of such Lessees and independent container depots.

(ii) The Manager shall make reasonable efforts to obtain and maintain in force contingency insurance arrangements against similar risks, which shall provide cover for losses in those instances in which (a) recoveries are not effected under any policies in force pursuant to Clause 11.1(i), and/or (b) any Equipment is not returned to the Manager by the Users (including costs of recovering such Equipment) or the User fails to effect insurance under Clause 11.1(i). The Manager shall notify the Owner in any case where the Manager shall not have been able to obtain or maintain such contingency insurance arrangements.

(iii) The Manager shall be entitled to maintain public liability insurance in respect of the Equipment and its operation but shall be obliged to notify the Owner in writing whether or not it will do so and if at any time it decides to cease to maintain such public liability insurance it shall notify the Owner in writing no fewer than 30 days before the expiry of such insurance.

11.2 The Owner acknowledges that the Equipment will be insured for its current market value at the time of the event giving rise to a claim. Should any Equipment be lost or totally destroyed, the Owner shall be entitled to receive such sum as is equivalent to any payment payable and received under such insurance policy relating to the Equipment. In the event such loss or total destruction shall occur, this Agreement shall be of no further force and effect with respect to any lost or totally destroyed Equipment. So long as the Manager shall maintain contingency insurance in accordance with Clause 11.1(ii) or shall have made reasonable efforts to obtain such contingency insurance and, having failed therein having advised the Owner in

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writing of such failure, the Manager shall have no liability for any loss, damage, recovery cost or other cost or expense whatsoever covered by such insurance or not.

11.3 The Manager shall notify the Owner of any occurrences which shall or may give rise to a claim under the policy of insurance and shall not agree to a settlement of any such claim without the prior concurrence of the Owner and shall, if the Owner requires the Manager to do so, assign to the Owner all rights claims and benefits under such policy or policies.

12.	TERM.

12.1 The Agreement shall commence upon the Manager’s Acceptance Date of each unit of Equipment as set forth in Schedule 2 hereto and subject to the provisions of Clause 14, shall continue in force except to any unit of Equipment which is destroyed, lost, sold, foreclosed upon or otherwise disposed of; then, this Agreement shall, with respect to such unit of Equipment only, terminate on the day of destruction, loss, sale or other disposal.

12.2 The Owner shall not and shall procure that no Affiliate of the Owner shall during the period ending 31 August 2005, in any part of the world, either solely or jointly with or as manager, adviser, consultant or agent for any other person firm or corporation directly or indirectly carry on or be engaged or concerned or interested in any business of managing containers, where the Owner has in any of the foregoing ways carried on or been engaged or concerned or interested directly or indirectly in such business immediately prior to the date of this Agreement or canvass, solicit for orders from, or entice away from the. Manager any person firm or company who or which shall at any time during the period of twelve (12) months prior to the date of this Agreement have been a customer of the Owner’s business of managing containers.

13.	SALES OF EQUIPMENT.

13.1 In respect of any sale of any Equipment made by the Manager on behalf of the Owner, except for sales to the Manager or to any Affiliate of the Manager, the Manager shall be entitled to collect from the owner a fee of ****.

13.2 In pursuance of sales of any Equipment carried out by the Manager on behalf of the Owner the Manager shall not give title or physical possession of the Owner’s goods before the proceeds of the sale have been received by the Manager.

14.	TERMINATION.

14.1 Either party shall have the right to terminate this Agreement forthwith upon giving notice in writing to the other in the event that the other:

(i) is adjudged a bankrupt, becomes insolvent or has a receiver of its assets or property appointed because of insolvency, makes a general assignment for the benefit of creditors, suffers any judgment against it to remain unsatisfied and unbonded for thirty

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(30) days or longer, or institutes or suffers to be instituted any proceeding for the reorganization or rearrangement of its affairs.

(ii) commits a material breach of this Agreement and (if such breach is remediable) shall not have remedied such breach within thirty (30) days of receiving notice in writing requiring remedy of such breach. Without prejudice to the generality of the foregoing non-payment of any sum due from either party to the other hereunder shall be deemed to be a material breach; or

(iii) is served with a court order with respect to any container the compliance with which would materially adversely alter the terms of this Agreement with respect to such containers then such court order shall be complied with or this Agreement may be terminated with respect to such containers upon thirty days written notice after receipt of such court order.

14.2 Upon termination of the Agreement the Manager shall continue to be entitled, but shall not be obligated:

(i) to receive and retain rental and other payments from Users until it has received all sums due or potentially due to it under this Agreement; and

(ii) where any Lease(s) continue(s) in force after such termination to continue to act in respect of such Lease(s) as if this Agreement were still in force until the expiry or termination of such Lease(s) and this Agreement shall be deemed to continue in force in respect of such Leases for such purposes.

14.3 Termination of this Agreement (however arising) shall be without prejudice to the rights and obligations of the parties which have accrued prior to such termination.

15.	RETURN OF EQUIPMENT.

15.1 The Owner shall have no right to recover possession or control of the Equipment or any of them prior to termination of this Agreement.

15.2 Upon termination of this Agreement (howsoever arising) the Manager shall (subject as hereinafter provided) return or procure the return of the Equipment to the Owner at such premises as the parties shall agree provided that where the Equipment or any part thereof is let to Users or is in the possession or control of Users the Manager shall not be obliged by any of the foregoing provisions to act in any manner inconsistent with the rights of the User or Users concerned. All costs of and incidental to the return of the Equipment shall be borne by the Owner and the provisions of Clause 9 shall apply thereto.

15.3 Upon termination of this Agreement with respect to any containers (the “Terminated Containers”), subject to Clause 15.2 above,

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(i) Manager shall provide Owner a full listing of the Terminated Containers, their latest status, the name of the Lessee, their precise location if in depot and confirmation of all accrued storage and repair fees which have been settled.

(ii) Manager shall use reasonable efforts to cause any Terminated Containers in depots to be immediately released to Owner.

(iii) In the event that any Terminated Containers have not been released to Owner in accordance with Clause 15.3(ii) above within thirty days after the termination date thereof, Manager shall provide to Owner on a weekly basis all details concerning such Terminated Containers, including without limitation the duration of any lease, name of lessee, and the date and place at which each such Terminated Container is off hired. Manager shall assist Owner in directly billing lessees for all Terminated Containers, less any amounts owing to Manager hereunder with respect to such Terminated Containers, and all amounts collected by Manager with respect to any Terminated Containers shall be credited to Owner.

16.	SUB-CONTRACTORS AND AGENTS.

The Manager shall be entitled to appoint subcontractors or agents to carry out all or any of its duties hereunder; provided, however, that, without the prior written consent of Owner, the Manager shall not subcontract the management of all or any substantial portion of the Equipment to unaffiliated entities.

17.	NO PARTNERSHIP.

Nothing in the Agreement shall be deemed to constitute a partnership between the parties hereto.

18.	FORCE MAJEURE.

Neither party shall be deemed to be in breach of its obligations hereunder nor shall it be liable to the other for any loss or damage which may be suffered as a direct or indirect result of the performance of any of their respective obligations being prevented, hindered or delayed by reason of any force majeure circumstances. “Force majeure circumstances” shall mean any act of God, war, riot, civil commotion, strike, lock-out, trade dispute or labor disturbance, accident, breakdown of plant or machinery, explosion, fire, flood, difficulty in obtaining workmen, materials or transport, government action, epidemic, difficulty or impossibility in obtaining access to any of the equipment or other circumstances whatsoever outside the control of such party affecting the performance of such party’s duties hereunder.

19.	GENERAL.

19.1 This Agreement supersedes and cancels all previous agreements and working arrangements, whether oral or written, express or implied, between the parties in respect of the provision of management services by the Manager in respect of the Equipment.

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19.2 Clause headings are inserted in this Agreement for ease of reference only and do not form part of this Agreement for the purposes of interpretation.

19.3 No relaxation, forbearance, delay or indulgence by either party in enforcing any of the terms and conditions of this Agreement or the granting of time by either party to the other shall prejudice, affect or restrict the rights and powers of the former hereunder nor shall any waiver by either party of any breach hereof operate as a waiver on any subsequent or any continuing breach hereof.

19.4 No amendment or other variation to this Agreement shall be effective unless it is in writing, dated and signed by a duly authorized representative of each of the parties hereto.

19.5 Any notice to be given hereunder shall be in writing and shall be given by personal delivery, certified or registered post, cable, telegraph, or telex to the address of the relevant party set out in this Agreement or to such other address as such party may have notified to the other for such purpose (notices posted to addresses in another country to be sent by air mail). Any such notice shall be deemed to have been delivered upon receipt thereof.

19.6 This Agreement may be signed in one or more counterparts.

19.7 This Agreement shall inure to the benefit of, and be binding upon, each party and its respective successors and assigns hereto; provided, however, that no assignment hereof by either party or transfer of any of either party’s rights hereunder whether by operation of law or otherwise shall be valid or effective as against the other party without the prior written consent of such party, which consent shall not be unreasonably withheld.

Notwithstanding any other provision of this Agreement, Owner may, without the consent of the Manager, assign any or all of Owner’s rights hereunder to one or more affiliated entities and/or members of Owner’s immediate family. An assignment of Owner’s interest in this Agreement shall be void unless Owner’s assignee executes a confidentiality agreement with Manager in form and substance reasonably acceptable to Manager.

20.	GOVERNING LAW; JURISDICTION.

20.1 This Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A.

20.2 The parties hereto hereby submit to the non-exclusive jurisdiction of the California Courts provided that such submission shall not preclude the taking of proceedings in any other forum.

20.3 The parties hereby irrevocably authorize and appoint the persons specified against their respective names below (or such other persons resident in California, as it may by notice to the other party hereto substitute) to accept service of all legal process arising out of or connected with this Agreement and service on such person (or such substitute) shall be deemed to be service on the party concerned.

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Owner:	Isam K. Kabbani
****

Manager:	Textainer Equipment Management N.V.
C/O Textainer Equipment
Management (U.S.) Limited
650 California Street, 16th Floor
San Francisco, CA 94108 U.S.A.

(or other its registered office from time to time)

AS WITNESS, the hands of the parties hereto or their fully authorized representatives the day and year first before written.

TEXTAINER EQUIPMENT MANAGEMENT N.V.		ISAM K. KABBANI

BY:	/s/ James E. Hoelter	BY:	/s/ Isam K. Kabbani

TITLE:	Chairman	TITLE:

In the presence of:	In the presence of:

Name:	/s/ John R. Rhodes	Name:	/s/ Susan L. Fiddaman

Address:	650 California St., San Francisco, CA	Address:	650 California St., San Francisco, CA

Occupation:	Exec. VP	Occupation:	President - TCC

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SCHEDULE 1 TO THE

CONTAINER MANAGEMENT SERVICES AGREEMENT

BETWEEN

ISAM K. KABBANI

AND

TEXTAINER EQUIPMENT MANAGEMENT N.V

CEU SCHEDULE

DESCRIPTION	TYPE CODE	CEU VALUE
20’ Bulker	2B	****
20’ Curtainside	2C	****
20’ Side Door	2D	****
20’ Fixed Flat	2F	****
20’ Tank	2K	****
20’ Folding Flat	2L	****
20’ Platform	2P	****
20’ Reefer	2R	****
20’ Standard Dry Cargo	2S	****
20’ Open Top	2T	****
20’ Container Chassis	2Z	****
40’ Fixed Flat	4F	****
40’ High Cube Dry Cargo	4H	****
40’ Folding Flat	4L	****
40’ Platform	4P	****
40’ Reefer	4R	****
40’ Standard Dry Cargo	4S	****
40’ Open Top	4T	****
40’ Container Chassis	4Z	****

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SCHEDULE 2 TO THE

CONTAINER MANAGEMENT SERVICES AGREEMENT

BETWEEN

ISAM K. KABBANI

AND

TEXTAINER EQUIPMENT MANAGEMENT N.V.

EQUIPMENT ACCEPTANCE SCHEDULE

Number

CONTAINER NUMBER	TYPE	DATE OF BUREAU VERITAS CERTIFICATION	MANAGER’S ACCEPTANCE DATE	LOCATION ON ACCEPTANCE DATE

TEXTAINER EQUIPMENT MANAGEMENT N.V.	ISAM K. KABBANI

BY:	BY:
TITLE:	TITLE:
DATE:	DATE:

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AMENDMENT NO. 1

TO

CONTAINER MANAGEMENT SERVICES AGREEMENT

DATED AS OF 1 SEPTEMBER 1990

(AS REVISED)

This Amendment No. 1 is made as of 1 September 1990 to the Agreement by and between TEXTAINER EQUIPMENT MANAGEMENT N.V., as Manager, and ISAM K KABBANI, as Owner (the “Agreement”). The parties hereby agree that the Agreement shall be amended as follows:

1)	Section 1.8 “Gross Investment” as set forth in the Agreement shall be amended in its entirety to read as follows:

“1.8 “Gross Investment” means the sum of: (i) the aggregate Invoice Price of all of the Equipment and (ii) Manager’s Acquisition Fee, less the Invoice Price plus Acquisition Fee of any Equipment subsequently lost, destroyed or sold for which Owner has received appropriate disposal proceeds.”

2)	Section 1.21 “Preferred Owner Return” as set forth in the Agreement shall be amended in its entirety to read as follows:

“1.21 “Preferred Owner Return” means ****.”

3)	All other terms and conditions of this lease, as previously amended, are unchanged and remain in full force and effect.

IN WITNESS whereof, the parties have caused this Amendment to be executed in duplicate by their respective duly authorized officers as of the date first above written.

TEXTAINER EQUIPMENT MANAGEMENT N.V., MANAGER		ISAM K. KABBANI

BY:	/s/ John R. Rhodes	BY:	/s/ Isam K. Kabbani
TITLE:	Secretary	TITLE:	Owner

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AMENDMENT NO. 2

TO

CONTAINER MANAGEMENT SERVICES AGREEMENT

DATED AS OF 1 SEPTEMBER 1990

(AS REVISED)

This amendment No. 2 is made as of 1 November 1993 to the Agreement by and between TEXTAINER EQUIPMENT MANAGEMENT N.V., as Manager, and ISAM K. KABBANI, as Owner (the “Agreement”).

WHEREAS Owner has purchased additional Equipment to be managed by Manager and may purchase additional Equipment to be managed by Manager, and Owner’s equipment will not be grouped in “Pool A” as described in the Agreement, the parties hereby agree that the Agreement shall be amended as follows:

1)	Section 1.6 “Equipment” as set forth in the Agreement shall be deleted in its entirety and the following Section 1.6 shall be inserted in its stead:

“1.6 the “Equipment” means marine cargo containers of the types listed in Schedule 1.4 to this Agreement.”

2)	Section 1.17 “Pool A” is deleted in its entirety, and existing Sections 1.18, 1.19, 1.20 and 1.21 shall be renumbered accordingly.

3)	Section 5.2 is deleted in its entirety.

4)	Base management fee (“Base Fee”) per day as specified in Section 6.1 (i) shall be ****.

IN WITNESS whereof, the parties have caused this Amendment to be executed in duplicate by their respective duly authorized officers as of the date first above written.

TEXTAINER EQUIPMENT MANAGEMENT N.V., MANAGER		ISAM K. KABBANI, OWNER

BY:	/s/ Ernest J. Furtado	BY:	/s/ Isam K. Kabbani
TITLE:	VP + Controller	TITLE:	Chairman, National Marketing

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AMENDMENT NO. 3

TO

CONTAINER MANAGEMENT SERVICES AGREEMENT

DATED AS OF 1 SEPTEMBER 1990 (AS REVISED)

This Amendment No. 3 is made as of 1 July 1995 to the Container Management Services Agreement between TEXTAINER EQUIPMENT MANAGEMENT N.V., and ISAM K. KABBANI, dated as of 1 September 1990 (as revised) (the “Agreement”). The parties hereby agree that the Agreement shall be amended as follows:

1)	Effective 1 December 1994, Textainer Equipment Management N.V. (“TEM-NV”) redomiciled.

The Agreement is hereby amended, effective 1 December 1994, by deleting all references to TEM-NV and inserting in their stead “Textainer Equipment Management Limited (“TEML”)” and deleting the address for TEM-NV and inserting in its stead the address for TEML, which is P.O. Box HM 1806, Century House, Richmond Road, Hamilton HM HX, Bermuda, telephone - 809.292.2487 and fax - 809.295.4164.

2)	All other terms and conditions of the Agreement are incorporated herein by reference as if fully set forth in this Amendment.

IN WITNESS whereof, the parties have caused this Amendment to be executed in duplicate by their respective duly authorized officers as of the date first above written.

TEXTAINER EQUIPMENT MANAGEMENT LIMITED		ISAM K. KABBANI

BY:	/s/ John R. Rhodes	BY:	/s/ Isam K. Kabbani
TITLE:	Executive Vice President and Chief Financial Officer	TITLE:	Chairman, IKK Group

****	Confidential Treatment Requested.

REDACTED

AMENDMENT NO. 4

TO

CONTAINER MANAGEMENT SERVICES AGREEMENT

DATED AS OF 1 SEPTEMBER 1990 (AS REVISED), AS AMENDED

This Amendment No. 4 is made as of 1 May 2000 to the Container Management Services Agreement between TEXTAINER EQUIPMENT MANAGEMENT LIMITED, and IKK FOUNDATION, dated as of 1 September 1990 (as revised), as amended (the “Agreement”). The parties hereby agree that the Agreement shall be amended as follows:

1)	Effective 1 December 1999, the parties agree that the Agreement shall be amended as follows:

a)	Section 1.20 “Preferred Owner Return” shall be deleted in its entirety and existing Sections 1.21, 1.22 and 1.23 shall be renumbered accordingly.

b)	Section 1 “Definitions” shall be amended to include the following subsections:

“1.24 “Base Management Fee” has the meaning set forth in Section 7.1 hereto.

1.25 “Owner Fleet” means, the Equipment which Owner and Manager shall from time to time mutually agree will be managed under the terms of this Agreement.”

c)	Section 7.1 as set forth in the Agreement shall be deleted in its entirety and the following Section 7.1 shall be inserted in its stead:

“7.1 In consideration of the Manager providing services hereunder, each month the Owner shall pay to the Manager as remuneration:

(i)	a fee (“Base Management Fee”) for such month equal to:

(a)	Effective 1 December 1999 through 30 November 2004, ****, and

(b)	Effective 1 December 2004 and thereafter, ****.”

2)	Any and all references to “Schedule 1.4” as set forth in the Agreement shall be corrected to read as “Schedule 1.”

3)	All other terms and conditions of the Agreement are incorporated herein by reference as if fully set forth in this Amendment.

****	Confidential Treatment Requested.

REDACTED

IN WITNESS whereof, the parties have caused this Amendment to be executed in duplicate by their respective duly authorized officers as of the date first above written.

TEXTAINER EQUIPMENT MANAGEMENT LIMITED		IKK FOUNDATION

BY:	/s/ Dudley R. Cottingham	BY:	/s/ Isam K. Kabbani
TITLE:	Vice President	TITLE:	President

****	Confidential Treatment Requested.

REDACTED

AMENDMENT NO. 5

TO

CONTAINER MANAGEMENT SERVICES AGREEMENT

DATED AS OF 1 SEPTEMBER 1990 (AS REVISED), AS AMENDED

This Amendment No. 5 is made as of 1 September 2000 to the Container Management Services Agreement between TEXTAINER EQUIPMENT MANAGEMENT LIMITED, and IKK FOUNDATION, dated as of 1 September 1990 (as revised), as amended (the “Agreement”). The parties hereby agree that the Agreement shall be amended as follows:

1)	Section 1.25 as set forth in the Agreement shall be amended in its entirety as follows:

Section 1.25 “Original Owner Fleet” means the Equipment acquired by Manager on behalf of Owner prior to 1 September 2000, that Owner and Manager shall from time to time mutually agree will be managed under the terms of this Agreement.

2)	Section 1.26 shall be added to the Agreement as follows:

Section 1.26 “Owner Fleet Additions” means the Equipment that Owner and Manager mutually agree will be acquired and managed by Manager effective 1 September 2000 and thereafter, that Owner and Manager shall from time to time mutually agree will be managed under the terms of this Agreement.

3)	Section 7.1 as set forth in the Agreement shall be deleted in its entirety and the following Section 7.1 shall be inserted in its stead:

“7.1 In consideration of the Manager providing services hereunder, each month the Owner shall pay to the Manager as remuneration:

(i)	a fee (“Base Management Fee”) for such month equal to:

(a)	Effective 1 December 1999 through 30 November 2004, ****.

(b)	Effective 1 December 2004 and thereafter, ****.

(c)	Effective 1 September 2000 and thereafter, ****.”

4)	All other terms and conditions of the Agreement are incorporated herein by reference as if fully set forth in this Amendment.

****	Confidential Treatment Requested.

REDACTED

IN WITNESS whereof, the parties have caused this Amendment to be executed in duplicate by their respective duly authorized officers as of the date first above written.

TEXTAINER EQUIPMENT MANAGEMENT LIMITED		IKK FOUNDATION

BY:	/s/ John Maccarone	BY:	/s/ Isam K. Kabbani
TITLE:	President	TITLE:	IKK Foundation

****	Confidential Treatment Requested.